SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              June 28, 2004
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                             EarthShell Corporation
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               (Exact name of registrant as specified in charter)


            Delaware                   333-13287              77-0322379
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(State or other jurisdiction of  (Commission file number)   (IRS employer
         incorporation)                                    identification no.)


6740 Cortona Drive
Santa Barbara, California                              93117
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(Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code           (805) 571-8232
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 28, 2004, the Registrant issued a press release announcing that
(i) it had adjourned its Annual Meeting of Stockholders to July 26, 2004 because a quorum was not present by proxy or in person at the Stockholders Meeting convened as scheduled earlier in the day and (ii) it reported during a discussion period following adjournment of the business portion of the Annual Meeting of Stockholders that its largest shareholder, E. Khashoggi Industries
(EKI), has agreed to convert its $2.755 million note to common stock at a price of $3 per share, provided that the Registrant can resolve the default that currently exists under its 2006 debentures.

         The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

     99.1 Press Release of the Registrant dated June 28, 2004, regarding the matters described above.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2004

                             EARTHSHELL CORPORATION


                             By: /s/    D. Scott Houston
                                -------------------------------
                                 Name:  D. Scott Houston
                                 Title: Chief Financial Officer




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


EXHIBIT INDEX



  Exhibit Number and
     Page Number         Description                        Method of Filing
---------------------    -------------------------------  --------------------
         99.1            Press Release of the Registrant  Filed electronically
                         dated June 28, 2004.             herewith



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